Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended December 31, 2013

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Funds from Operations	5
Estimated Net Asset Value	7
Five Year Performance Table	12
Consolidated Statements of Cash Flows	13
Selected Balance Sheet Account Detail	15
Schedule of Capitalization, Dividends and Liquidity	16
Selected Investment Data	17
Schedule of Securities Carried at Fair Value	20
Schedule of Loan Assets	21
Net Operating Income from Consolidated Properties	23
Schedule of Interest, Dividends and Discount Accretion	24
Consolidated Properties – Selected Property Data	25
Equity Investments – Selected Property Data	27
Consolidated Properties – Operating Summary	31
Equity Investments – Operating Summary	32
Consolidated Debt Summary	33
Equity Investments Debt Summary	34
Lease Expiration Summary	36
Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	37
Supplemental Definitions	38
Investor Information	40

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust’s (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
ASSETS
Investments in real estate, at cost
Land	$82,215	$56,894	$59,183	$60,679	$43,252
Buildings and improvements	588,653	380,240	385,370	395,799	378,737
	670,868	437,134	444,553	456,478	421,989
Less: accumulated depreciation	(56,448)	(55,195)	(53,553)	(52,412)	(51,553)
Investments in real estate, net	614,420	381,939	391,000	404,066	370,436
Cash and cash equivalents	112,512	165,762	186,132	131,448	97,682
Restricted cash held in escrows	13,372	19,084	19,422	15,821	13,250

Loans receivable, net	101,100	108,163	113,308	130,212	211,250
Secured financing receivable	30,728	30,395	-	-	-
Accounts receivable, net of allowances of $414, $478
$474, $458 and $374, respectively	2,229	997	1,587	1,325	1,418
Accrued rental income	19,760	19,205	15,801	16,761	17,241
Securities carried at fair value	-	7,074	10,360	12,220	19,694
Loan securities carried at fair value	226	226	226	11	11
Preferred equity investments	6,485	12,703	12,514	12,358	12,250
Equity investments	149,085	139,061	141,645	134,224	134,859
Lease intangibles, net	49,866	48,774	48,348	52,299	37,744
Deferred financing costs, net	6,189	4,546	4,819	4,755	4,864
Other assets	3,314	28,135	3,440	3,577	2,464
Assets held for sale	23,038	2,421	1,708	-	-
TOTAL ASSETS	$1,132,324	$968,485	$950,310	$919,077	$923,163

LIABILITIES
Mortgage loans payable	$444,933	$308,049	$325,026	$278,824	$280,576
Senior notes payable	86,250	86,250	86,250	86,250	86,250
Secured Financings	29,150	29,150	29,150	42,803	52,920
Notes payable	1,742	1,664	1,645	1,660	1,676
Accounts payable, accrued liabilities and other liabilities	26,266	21,522	19,202	20,010	21,056
Related party fees payable	2,831	2,693	2,658	2,540	2,664
Dividends payable	6,099	8,804	8,268	8,154	5,366
Deferred income	1,353	995	1,131	1,472	1,136
Below market lease intangibles, net	2,399	2,280	2,483	2,686	2,255
Liabilities of assets held for sale	21,638	-	-	-	-
TOTAL LIABILITIES	622,661	461,407	475,813	444,399	453,899

COMMITMENTS AND CONTINGENCIES
EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Series D Cumulative Redeemable Preferred Shares $25 per share liquidation preference, 5,060,000 shares authorized and 4,820,000 shares outstanding at Dec 31, Sep 30, June 30 and Mar 31, 2013 and Dec 31, 2012	120,500	120,500	120,500	120,500	120,500
Common Shares, $1 par, unlimited shares authorized; 36,401,438, 36,397,949, 33,397,949, 33,128,853 and 33,018,711 , issued and outstanding at Dec 31, 2013, Sep 30, 2013, June 30, 2013, Mar 31, 2013 and Dec 31, 2012, respectively	35,809	35,798	33,039	33,029	33,019
Additional paid-in capital	647,121	646,620	618,954	618,626	618,426
Accumulated distributions in excess of net income	(322,432)	(308,661)	(311,688)	(311,793)	(317,385)
Accumulated other comprehensive loss	(124)	(70)	80	(51)	(50)
Total Winthrop Realty Trust Shareholders’ Equity	480,874	494,187	460,885	460,311	454,510
Non-controlling interests	28,789	12,891	13,612	14,367	14,754
Total Equity	509,663	507,078	474,497	474,678	469,264
TOTAL LIABILITIES AND EQUITY	$1,132,324	$968,485	$950,310	$919,077	$923,163

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Years Ended December 31,
	2013	2012	2011
Revenue
Rents and reimbursements	$61,103	$44,213	$35,848
Interest, dividends and discount accretion	18,455	21,123	25,458
	79,558	65,336	61,306
Expenses
Property operating	20,724	13,614	12,437
Real estate taxes	5,876	3,672	3,541
Depreciation and amortization	20,443	15,119	10,692
Interest	23,412	16,995	14,001
Impairment loss on investment in real estate	-	1,738	4,600
Provision for loss on loans receivable	348	-	-
General and administrative	4,363	3,529	3,527
Related party fees	9,289	8,953	7,690
Transaction costs	1,885	421	519
Federal, state and local taxes	430	232	376
	86,770	64,273	57,383

Other income (loss)
Equity in income (loss) of equity investments (inclusive of
impairments of $7,687, $0 and $21,058)	22,641	14,843	(12,712)
Earnings from preferred equity investments	613	-	338
Realized gain on sale of securities carried at fair value	742	41	123
Unrealized gain (loss) on securities carried at fair value	(142)	6,916	2,788
Gain (loss) on extinguishment of debt, net	-	(121)	6,339
Realized gain on loan securities carried at fair value	-	614	-
Unrealized gain on loan securities carried at fair value	215	447	2,738
Settlement income (expense)	(411)	-	5,868
Gain on consolidation of property	-	-	818
Interest and other income	375	699	1,175
	24,033	23,439	7,475
Income from continuing operations	16,821	24,502	11,398
Discontinued operations
Net income (loss) from discontinued operations	7,667	(118)	349
Net income	24,488	24,384	11,747
Net loss (income) attributable to non-controlling interest	4,290	247	(814)
Net income attributable to Winthrop Realty Trust	28,778	24,631	10,933
Preferred dividend of Series C Preferred Shares	-	-	(585)
Preferred dividend of Series D Preferred Shares	(11,146)	(9,285)	(339)
Amount allocated to Restricted Common Shares	(307)	-	-
Net income attributable to Common Shares	$17,325	$15,346	$10,009
Per Common S hare data - Basic
Income from continuing operations	$0.28	$0.46	$0.31
Income (loss) from discontinued operations	0.23	-	0.01
Net income attributable to Common Shares	$0.51	$0.46	$0.32
Per Common S hare data - Diluted
Income from continuing operations	$0.28	$0.46	$0.31
Income (loss) from discontinued operations	0.23	-	0.01
Net income attributable to Common Shares	$0.51	$0.46	$0.32
Basic Weighted-Average Common S hares	33,743	33,062	31,428
Diluted Weighted-Average Common S hares	33,774	33,062	31,428
Comprehensive income
Net income	$24,488	$24,384	$11,747
Change in unrealized gain (loss) on interest rate derivatives	(74)	42	(29)
Consolidated comprehensive income	24,414	24,426	11,718
Net (income) loss attributable to non-controlling interest	4,290	247	(814)
Comprehensive (income) loss attributable to non-controlling interest	4,290	247	(814)
Comprehensive income attributable to Winthrop Realty Trust	$28,704	$24,673	$10,904

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Revenue
Rents and reimbursements	$18,317	$14,338	$14,732	$13,716	$11,447
Interest, dividends and discount accretion	4,910	3,917	4,308	5,320	6,106
	23,227	18,255	19,040	19,036	17,553
Expenses
Property operating	6,745	5,022	4,529	4,428	3,648
Real estate taxes	2,113	1,562	1,486	715	1,019
Depreciation and amortization	6,391	4,706	4,704	4,642	4,158
Interest	5,886	5,216	6,492	5,818	5,746
Impairment loss on investment in real estate	-	-	-	-	1,738
Provision for loss on loans receivable	348	-	-	-	-
General and administrative	1,316	1,109	1,094	844	1,098
Related party fees	2,423	2,309	2,291	2,266	2,312
Transaction costs	1,727	106	46	6	86
Federal, state and local taxes	203	85	125	17	21
	27,152	20,115	20,767	18,736	19,826
Other income (loss)
Equity in income (loss) of equity investments	(3,609)	13,855	4,526	7,869	792
Earnings from preferred equity investments	37	189	185	202	-
Realized gain (loss) on sale of securities carried at fair value	875	(31)	-	(102)	-
Unrealized gain (loss) on securities carried at fair value	-	-	(1,860)	1,718	(338)
Loss on extinguishment of debt, net	-	-	-	-	(121)
Realized gain on loan securities carried at fair value	-	-	-	-	614
Unrealized gain (loss) on loan securities carried at fair value	-	-	215	-	-
Settlement expense	(261)	(16)	(134)	-	-
Interest and other income	89	101	115	70	266
	(2,869)	14,098	3,047	9,757	1,213

Income (loss) from continuing operations	(6,794)	12,238	1,320	10,057	(1,060)

Discontinued operations
Income (loss) from discontinued operations	(147)	(1,506)	6,425	2,895	(840)

Net income (loss)	(6,941)	10,732	7,745	12,952	(1,900)
(Income) loss attributable to non-controlling interest	1,871	995	629	795	(188)
Net income (loss) attributable to Winthrop Realty Trust	(5,070)	11,727	8,374	13,747	(2,088)
Preferred dividend on Series D Preferred Shares	(2,786)	(2,787)	(2,786)	(2,787)	(2,787)
Amount allocated to restricted shares	(96)	(106)	(98)	(17)	-
Net income (loss) attributable to Common Shares	$(7,952)	$8,834	$5,490	$10,943	$(4,875)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Per Common Share data - Basic
Income (loss) from continuing operations	$(0.22)	$0.31	$(0.03)	$0.24	$(0.13)
Income (loss) from discontinued operations	-	(0.04)	0.20	0.09	(0.02)
Net income (loss) attributable to
Winthrop Realty Trust	$(0.22)	$0.27	$0.17	$0.33	$(0.15)

Per Common Share data - Diluted
Income (loss) from continuing operations	$(0.22)	$0.31	$(0.03)	$0.24	$(0.13)
Income (loss) from discontinued operations	-	(0.04)	0.20	0.09	(0.02)
Net income (loss) attributable to
Winthrop Realty Trust	$(0.22)	$0.27	$0.17	$0.33	$(0.15)

Basic Weighted-Average
Common Shares	35,807	33,076	33,037	33,027	33,056

Diluted Weighted-Average
Common Shares	35,879	33,148	33,037	33,029	33,056

Comprehensive income (loss)
Consolidated net income (loss)	$(6,941)	$10,733	$7,745	$12,951	$(1,900)
Change in unrealized gain (loss) on interest rate
derivative	(54)	(150)	131	(1)	115

Comprehensive income (loss)	$(6,995)	$10,583	$7,876	$12,950	$(1,785)

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data, continued)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the three months and year ended December 31, 2013 and 2012:

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
Basic
Net income attributable to Winthrop Realty Trust	$(5,070)	$(2,088)	$28,778	$24,631
Real estate depreciation	4,006	3,116	13,671	11,281
Amortization of capitalized leasing costs	2,608	1,679	8,235	6,785
Gain on sale of real estate	(57)	-	(11,005)	(945)
Trust's share of real estate depreciation and amortization of
unconsolidated interests	2,842	3,122	10,314	13,752
Impairment loss on investments in real estate	-	2,562	2,904	3,260
Impairment loss on equity investments	7,687		7,687
(Gain) loss on sale of equity investments	-	72	110	(199)
Trust's share of loss on sale of real estate of
unconsolidated interests	-	-	722	-
Less: Non-controlling interest share of depreciation and
amortization	(1,290)	(686)	(4,146)	(2,831)
Funds from operations attributable to the Trust	10,726	7,777	57,270	55,734
Preferred dividend on Series D Preferred Shares	(2,786)	(2,787)	(11,146)	(9,285)
Amount allocated to restricted shares	(96)	-	(307)	-
FFO applicable to Common Shares - Basic	$7,844	$4,990	$45,817	$46,449
Weighted-average Common Shares	35,807	33,056	33,743	33,062
FFO Per Common Share - Basic	$0.22	$0.15	$1.36	$1.40

Diluted
Funds from operations attributable to the Trust	$10,726	$7,777	$57,270	$55,734
Preferred dividend on Series D Preferred Shares	(2,786)	(2,787)	(11,146)	(9,285)
Amount allocated to restricted shares	(96)	-	(307)	-
FFO applicable to Common Shares	$7,844	$4,990	$45,817	$46,449

Weighted-average Common Shares	35,807	33,056	33,743	33,062
Stock options	-	-	-	-
Restricted shares	72	-	31	-
Diluted weighted-average Common Shares	35,879	33,056	33,774	33,062
FFO Per Common Share - Diluted	$0.22	$0.15	$1.36	$1.40

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data, continued)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the each of the last five quarterly periods:

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Basic
Net income (loss) attributable to
Winthrop Realty Trust	$(5,070)	$11,728	$8,374	$13,746	$(2,088)
Real estate depreciation	4,006	3,153	3,249	3,263	3,116
Amortization of capitalized leasing costs	2,608	1,791	1,858	1,977	1,679
Trust's share of real estate depreciation and
amortization of unconsolidated interests	2,842	2,762	2,086	2,623	3,122
Impairment loss on investments in real estate	-	2,750	154	-	2,562
Impairment loss on equity method investments	7,687	-	-	-	-
Gain on sale of real estate	(57)	(1,421)	(6,752)	(2,775)	-
(Gain) loss on sale of equity investments		-	-	110	72
Trust's share of loss on sale of real estate
of unconsolidated interests	-	722	-	-	-
Less: Non-controlling interest share
of depreciation and amortization	(1,290)	(1,504)	(1,496)	(242)	(686)
Funds from operations	10,726	19,981	7,473	18,702	7,777
Preferred dividend on Series D Preferred Shares	(2,786)	(2,787)	(2,786)	(2,787)	(2,787)
Amount allocated to restricted shares	(96)	(129)	(98)	(16)	-
FFO applicable to Common Shares - Basic	$7,844	$17,065	$4,589	$15,899	$4,990
Weighted-average Common Shares	35,807	33,076	33,037	33,027	33,056
FFO Per Common Share - Basic	$0.22	$0.52	$0.14	$0.48	$0.15

Diluted
Funds from operations	$10,726	$19,981	$7,473	$18,702	$7,777
Preferred dividend on Series D Preferred Shares	(2,786)	(2,787)	(2,786)	(2,787)	(2,787)
Amount allocated to restricted shares	(96)	(129)	(98)	(16)	-
FFO applicable to Common Shares	$7,844	$17,065	$4,589	$15,899	$4,990

Weighted-average Common Shares	35,807	33,076	33,037	33,027	33,056
Stock options	-	2	-	2	-
Restricted shares	72	70	-	-	-
Diluted weighted-average Common Shares	35,879	33,148	33,037	33,029	33,056
FFO Per Common Share - Diluted	$0.22	$0.51	$0.14	$0.48	$0.15

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except square feet, units and per share data)
(Unaudited)
See Notes on Pages 10 and 11.

Cash, Accounts Payable and Dividends Payable	Trust Ownership	Carrying Amount	Matched Debt	Estimated NAV Range
Cash and Cash Equivalents and Restricted Cash	100%	$125,884	-	$125,884	to	$125,884
Other Accounts Payable and Dividends Payable	1%	($35,196)	-	($35,196)	to	($35,196)

Subtotal - Cash and Net Working Capital Estimated Net Asset Value Range	100%			$90,688	to	$90,688

REIT Securities:	Trust Ownership	Fair Value Carrying Amount	Matched Debt	Estimated NAV Range
REIT Common shares	100%	$ -	$ -	$ -	to	$ -
REIT Preferred shares	100%	-	-	-	to	-
Subtotal - REIT Securities Segment Estimated Net Asset Value Range				-	to	-

Loans:	Trust Ownership	Par Value Plus Accrued Interest/Sale Price	Matched Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity
Investments, with Expected Repayment
Hotel Wales - Whole Loan	100%	$20,000	$14,000	$6,000	to	$6,000	[1]
The Shops at Wailea - B Note	100%	7,644	-	7,644	to	7,644		[2]
Legacy Orchard -Corporate Loan	100%	9,750	-	9,750	to	9,750	[1]
San Marbeya - Whole Loan	100%	28,960	15,150	13,810	to	13,810	[1]
Playa Vista - Mezzanine Loan	100%	10,323	-	12,823	to	14,323		[3]
Churchill - Whole Loan	100%	685	-	-	to	683		[2]
Rockwell - Mezzanine Loan	100%	1,502	-	-	to	-		[2]
500-512 Seventh Ave - B Note	100%	10,373	-	10,373	to	10,373	[1]
Pinnacle II - B Note	100%	5,108	-	5,108	to	5,108		[2]
Poipu Shopping Village - B Note	100%	2,844	-	2,844	to	2,844		[2]
Wellington Tower - Mezzanine Loan	100%	3,102	-	3,102	to	3,102	[1]
Mentor - Whole Loan	100%	2,512	-	2,512	to	2,512		[2]
WBCMT 2007 - CMBS	100%	1,130	-	226	to	1,130		[2]
Queensridge-Whole Loan	100%	2,908		4,600		4,600		[4]
Total Estimated Value of Loans with Expected Repayment				$78,792	to	$81,879

		Par Value
	Trust	Plus Accrued	Matched
	Ownership	Interest	Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participation
Stamford - Mezzanine	20%	47,119	-	9,415	to	9,415
Total Estimated Value of Loans with Potential Equity				$9,415	to	$9,415

Debt Platforms
Concord Debt Holdings/CDH CDO	67%/49%	N/A	N/A	11,016	to	22,433	[5]
RE CDO	50%	N/A	N/A	500	to	1,000
Total Estimated Value of Debt Platforms				$11,516	to	$23,433

Subtotal - Loan Segment Estimated Net Asset Value Range				$99,723	to	$114,727

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of December 31, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to December 31, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

(Continued on next page)

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except square feet, units and per share data, continued)
(Unaudited)
See Notes on Pages 10 and 11.

Consolidated Operating Properties
($ in thousands)

				Square	2013			Range of			Estimated			Matched
		Trust		Feet/	Annual	Adjust-	Adjusted	Capitalization			Range of			Debt	Estimated
Description		Ownership	Type	Units	NOI	ments	NOI	Rates			Property Value			Balance	NAV Range
Consolidated Operating Properties
Wholly Owned
Amherst	Amherst, NY	100%	Office	200,000	$2,154	(352)	$1,802	7.50%	to	7.00%	$24,027	to	$25,743	-	$24,027	to	$25,743
Cerritos	Cerritos, CA	100%	Office	187,000	1,076	924	2,000	7.00%	to	6.50%	27,271	to	29,469	23,000	4,271	to	5,397	[6]
One East Erie	Chicago, IL	100%	Office	126,000	3,156		3,156	7.50%	to	6.50%	42,080	to	48,554	19,856	22,224	to	28,698
Crossroads I	Englewood, CO	100%	Office	118,000	963		963	6.30%	to	6.30%	15,286	to	15,286	-	15,286	to	15,286	[7]
Crossroads II	Englewood, CO	100%	Office	118,000	938		938	6.30%	to	6.30%	14,889	to	14,889	-	14,889	to	14,889	[7]
550 Corporetum	Lisle, IL	100%	Office	169,000	795	204	999	9.50%	to	8.50%	9,791	to	11,028	5,753	4,038	to	5,275	[8]
Orlando	Orlando, FL	100%	Office	257,000	3,313		3,313	8.50%	to	7.75%	38,976	to	42,748	36,983	1,993	to	5,765
Plantation	Plantation, FL	100%	Office	120,000	1,448		1,448	8.00%	to	7.00%	18,100	to	20,686	10,685	7,415	to	10,001
South Burlington	South Burlington, VT	100%	Office	54,000	219		219	11.00%	to	9.50%	1,991	to	2,305	-	1,991	to	2,305
Atlanta - Kroger	Atlanta, GA	100%	Retail	61,000	259		259	13.00%	to	12.00%	1,992	to	2,158	-	1,992	to	2,158
Greensboro - Kroger	Greensboro, NC	100%	Retail	46,000	220		220	9.00%	to	8.00%	2,444	to	2,750	-	2,444	to	2,750
Louisville - Kroger	Louisville, KY	100%	Retail	47,000	214		214	11.00%	to	10.00%	1,945	to	2,140	-	1,945	to	2,140
Newbury	Meriden, CT	100%	Multi-Family	180 Units	1,463		1,463	5.50%	to	5.50%	26,600	to	26,600	21,000	5,600	to	5,600	[9]
Waterford	Memphis, TN	100%	Multi-Family	320 Units	1,564	243	1,807	6.25%	to	6.00%	28,912	to	30,117	13,125	15,787	to	16,992	[10]
Lake Brandt	Greensboro, NC	100%	Multi-Family	284 Units	1,076	217	1,293	6.50%	to	6.25%	19,892	to	20,688	13,600	6,292	to	7,088	[10]
Jacksonville	Jacksonville, FL	100%	Warehouse	588,000	871		871	8.50%	to	8.25%	10,247	to	10,558	-	10,247	to	10,558
Churchill	Churchill, PA	100%	Mixed Use	52,000	870		870	12.00%	to	9.00%	7,250	to	9,667	5,049	2,201	to	4,618

Joint Venture Properties
River City	Chicago, IL	60%	Office	253,000	1,064		1,064	6.00%	to	6.00%	17,733	to	17,733	8,579	5,493	to	5,493	[19]
Westheimer	Houston, TX	32%	Office	614,000	5,656	(686)	4,970	7.00%	to	6.00%	71,000	to	82,833	47,201	7,616	to	11,402	[11]
1050 Corporetum	Lisle, IL	60%	Office	54,000	411		411	9.00%	to	7.00%	4,567	to	5,871	5,470	-	to	241
450 West 14th Street	New York, NY	var	Office /Retail	105,000	2,375	3,002	5,377	5.75%	to	5.35%	93,513	to	100,505	51,950	24,674	to	27,121	[12]	[13]
1515 Market Street	Philadelphia, PA	89%	Office	502,000	4,541	890	5,431	7.50%	to	7.00%	70,247	to	75,420	42,440	27,807	to	32,980	[14]	[15]
Luxury Residential	Various	84%	Multifamily	761 Units	10,545	1,022	11,567	4.63%	to	4.63%	249,564	to	249,564	150,000	83,634	to	83,634	[16]
Summit Pointe	Oklahoma City, OK	80%	Multifamily	184 Units	1,205		1,205	8.00%	to	7.50%	15,063	to	16,067	9,226	4,755	to	5,357	[17]

Subtotal - Consolidated Operating Properties Net Asset Value Range															$296,622	to	$331,490

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of December 31, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to December 31, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except per share data, continued)
(Unaudited)
See Notes on Pages 10 and 11.

12/31/2013
Unconsolidated Operating Properties
($ in thousands)

					2013									Matched
		Trust		Square	Annual	Adjust-	Adjusted	Range of			Estimated Range			Debt	Estimated
Description		Ownership	Type	Feet/Units	NOI	ments	NOI	Capitalization Rates			of Property Value			Balance	NAV Range
Unconsolidated Operating Properties
Marc Realty
223 West Jackson	Chicago, IL	50%	Office	168,000	$1,262	52	$1,314	7.15%	to	7.00%	$18,378	to	$18,771	$6,769	$5,804	to	$6,001	[19]
High Point	Hillside, IL	50%	Office	192,000	641	(225)	416	11.00%	to	10.00%	3,782	to	4,160	4,335	-	to	-	[18]	[19]
1701 E. Woodfield	Shaumburg, IL	50%	Office	175,000	1,159	(500)	659	11.00%	to	10.00%	5,991	to	6,590	5,989	1	to	301	[18]	[19]
Enterprise	Westchester, IL	50%	Office	130,000	885		885	11.00%	to	10.00%	8,045	to	8,850	8,760	-	to	45	[19]

Other Joint Ventures
Sullivan Center	Chicago, IL	50%	Retail/Office	942,000	15,453	(2,700)	12,753	6.00%	to	5.35%	212,550	to	238,374	113,500	72,820	to	82,633	[20]
701 7th Ave.	New York, NY	75%	Retail/Office	Under Development										376,500	55,309	to	55,309	[21]
Northwest Atlanta	Atlanta, GA	60%	Industrial/ Office	472,000	1,516		1,516	8.50%	to	8.00%	17,835	to	18,950	13,592	2,546	to	3,215
Mentor	Chicago, IL	50%	Retail	7,000	469		469	8.00%	to	7.00%	5,863	to	6,700	2,497	1,679	to	2,097
Fenway Wateridge	San Diego, CA	50%	Office	62,000	692	(104)	588	8.00%	to	7.50%	7,350	to	7,840	7,000	350	to	840	[22]
Atrium	Chicago, IL	50%	Retail	71,000	1,274	220	1,494	9.50%	to	8.00%	15,144	to	18,093	-	7,572	to	9,047	[23]

Vintage (VHH)
27 Properties	Various	75%	Multifamily	4,655 Units	24,876		24,876	7.50%	to	7.50%	331,680	to	331,680	250,806	59,875	to	69,395	[24]
Tacoma	Tacoma, WA	75%	Multifamily	Under Construction										17,800	1,500	to	1,500	[25]
Quilceda	Marysville, WA	75%	Multifamily	Under Construction										21,020	750	to	750	[25]
Urban Center	Lynnwood, WA	75%	Multifamily	Under Construction										41,400	5,500	to	5,500	[25]

Subtotal - Unconsolidated Operating Properties Net Asset Value Range															$213,706	to	$236,633

Corporate NAV
Cash and Net Working Capital	$90,688	to	$90,688
REIT Securities Net Asset Value Range	-		-
Loan Segment Net Asset Value Range	99,723	to	114,727
Operating Properties Net Asset Value Range	510,328	to	568,122
All Segments Estimated Net Asset Value Range	$700,739	to	$773,537

Less: Corporate Liabilities
Outstanding Line of Credit	-	to	-
Outstanding Senior Notes	(86,250)	to	(86,250)
Outstanding Series D Preferred	(120,500)	to	(120,500)
Net Asset Value Attributable to Common Shares	$ 493,989	to	$ 566,787

Outstanding Common Shares (Excludes Restricted Shares)	35,809		35,809
Estimate Net Asset Value per Common Share Range	$ 13.80	to	$ 15.83

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of December 31, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to December 31, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

WINTHROP REALTY TRUST
NOTES TO ESTIMATED NET ASSET VALUE
(Unaudited)

Net Asset Value
Footnotes

Management’s estimate of net asset value (“NAV”) is based on estimated assets and liabilities as of 12/31/2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions. There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

1)	Asset was sold in Febuary 2014. NAV reflects sales price.

2)
Management’s estimate of NAV on the Trust’s loans expected to be repaid gives no effect to the above or below market yield earned on certain of the loans. Except for WBCMT, Rockwell and Churchill for which full recovery may not be realized, par is utilized as the estimate of value.

3)	Property collateralizing the loan is in the process of being sold. NAV includes estimate of Winthrop's equity participation above par (based on expected sales price).

4)	Loan was prepaid in January 2014. The amount in excess of par represents the prepayment penalty

5)
Represents the discounted cash flows of the CDO assuming different recovery rates on the loans.  The non CDO loan assets are valued at estimated recovery with a range of values on the equity in MSREF portfolio at $0 to $5 million.

6)	Gross Asset Value has been reduced to account for capital expenditures to offset speculative leasing. NAV has been reduced to reflect the B Note holder's 50% participation above $4.3 million.

7)	Currently being marketed for sale. NAV reflects expected price.

8)	NAV has been reduced by $725k to account for capital expenditures to offset 2014 spec leasing.

9)	Sold on February 27, 2014: NAV reflects sale price, net of closing costs.

10)	Increase is due to improved leasing and to reflect non recurring 2013 writeoffs of accounts receivable.

11)
This property is leased to Spectra Energy. The lease, which was set to expire in 2016 was extended until April 2026. Negotiated annual lease payments on the modified lease remain unchanged ($8.0 - $8.3 million annually) through the maturity date of the mortgage debt (April 2016) and then decreases to $4.3 million, subject to annual increases thereafter up to $5.5 million annually. The NOI was adjusted to reflect the future decline in rents.

12)	Adjustment for leasing of 11,944 square feet of vacant retail space at $165 per square foot and to reverse the straight-lined non cash ground rent adjustment.

13)
Management’s estimated NAV is calculated based on a sale of the property at a range of values using capitalization rates between 5.50% and 6.00% applied to stabilized NOI.  The proceeds are then assumed to be distributed based upon the distribution provision of the 450 West 14th Street LLC Agreement which provides that cash is distributed as follows on the Trust’s capital contribution of $15.0 million and other equity holders’ capital of $2.4 million:

1) to the Trust until it receives an amount equal to a 10% return;
2) 75% to the Trust, 25% to other equity holders until the Trust has received a 15% cumulative annual compounded return on its aggregate investment amount;
3) 90% to the Trust, 10% to other equity holders until the Trust has received a return of its aggregate investment amount;
4) 10% to the Trust, 90% to other equity holders until other equity holders have received a return of any new investment amount and a 15% IRR thereon;
5) either (x) on or prior to the fifth anniversary of the Trust’s investment, 50% to the Trust and 50% to the other equity holders or (y) following the fifth anniversary of the Trust’s investment, 35% to the Trust and 65% to the other equity holders.  Management assumed the 35% for this analysis.

14)	The adjustment to NOI has been made to account for new leases entered into. The costs of the lease up have been deducted from Gross Asset Value.

15)
The Trust owns 89% of 1515 Market, but is entitled to receive 100% of proceeds up to $78.8 million less the mortgage amount, which was $42.4 million as of December 31, 2013. The Trust in entitled to receive 89% of any excess proceeds.

WINTHROP REALTY TRUST
NOTES TO ESTIMATED NET ASSET VALUE (Continued)
(Unaudited)

Net Asset Value
Footnotes

Management’s estimate of net asset value (“NAV”) is based on estimated assets and liabilities as of 12/31/2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions. There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

16)	Increase to NOI is to reflect the improved occupancy and to reverse our one time costs incurred with new ownership.

17)
The Trust is entitled to 100% of capital proceeds until it receives a return of its capital ($4.9 million) plus a 12% return.  Proceeds are next paid to the Trust's partner until it receives back its capital ($1.2 million) plus a 12% return.  Thereafter, the Trust receives 60% of proceeds.

18)	Projecting future lease roll down.

19)
The Trust has reached an agreeement with Marc Realty to its interest in River City, 4415 West Harrison,1701 E. Woodfield and Enterprise for a gross sales price of $6.0 million.  In addition, the Trust has agreed to grant an option to Marc Realty to acquire 223 West Jackson for a price to be not less than $5.8 million.

20)
Management’s estimate of NAV is calculated based on the post-tax credit compliance period residual distribution provisions set forth in One South State Street LLC agreement which provide for payment of the WRT-Elad mezzanine loan under its terms, which has an outstanding balance of $56.7 million as of December 31, 2013 and of which the Trust owns 100% and then 76% profits participation by WRT-Elad. The NOI on this property was adjusted downward to reverse the effect of the straightlined rental income.

21)	Asset is in a development stage. NAV represents cash invested by the Trust as of 12/31/2013 plus the unpaid accrued return on the cash invested.

22)
The Trust has a preferred equity position. Proceeds of a capital transaction are distributed first to the Trust until it receives all of its $233k remaining preferred investment plus 12% thereon; second to the Trust to repay its $1.7million equity plus a 12% return thereon ; third to the Trust’s partner, Fenway, until it has received its $1.5 million investment plus a 12% return thereon; and thereafter 60% to Fenway and 40% to the Trust..  The adjustment down to NOI is to reflect the loss of two tenants at the property.

23)	NAV has been reduced by $582k to account for TIs and leasing costs associated with a newly executed lease with Walgreens. The NOI has been adjusted to reflect the new Walgreens lease

24)
Each of the Vintage properties is owned in a partnership which includes outside investors and is subject to its individual partnership agreement waterfall. The VHH Operating Agreement provides that aggregate properties operating cash flow to VHH is distributed as follows:
1)          to the Trust until it receives a 12% preferred return on its unreturned capital;
2)          to the Trust’s joint venture partner until he receives at 12% return;
3)          the remainder is distributed 50%  to the Trust and 50% to the Trust’s partner

Capital proceeds from the sale or refinancing of any of the underlying properties are distributed 75% to the Trust and 25% to our joint venture partner until all capital is returned and unpaid returns are paid and any excess after the return of capital is distributed 50%/50%. Management estimated the range of NAV based on the forecasted distributions to be received on this investment discounted at a range between 9% and 12%. Forecasted residual proceeds were calculated based on sales of the underlying properties using a capitalization rate of 7.5%.

25)	Asset is in a development stage. NAV reflects cash invested.

WINTHROP REALTY TRUST
Five Year Performance Table

The following table reflects the performance of all investments that were made and sold or otherwise exited during the five year period beginning January 1, 2009 through December 31, 2013.  Management has presented for each investment its internal rate of return (“IRR”), a standard return methodology that calculates the annual effective compounded rate of return.  For the purposes of calculating each investment’s IRR, management has assumed that the cash flows for each investment occurred on the last day of the quarter in which the actual cash was invested or received by the Trust.  The IRR’s presented are on a gross basis i.e. there has been no allocation of the Trust’s base management fee or other Trust general and administrative costs to reduce an investment’s cash flows used in calculating the IRR.  The reported amounts represent only the Trust’s position in each investment.

		Initial	Initial
		Investment	Investment	Liquidation
Segment	Property Type	Date	Amount	Date	IRR

REIT Securities
REIT Common shares-Various	N/A	March-09	213,042	Various	13.42%
REIT Preferred shares-Various	N/A	January-09	6,925,421	Various	71.12%
REIT Bonds-Various	N/A	February-09	11,659,750	Various	20.59%
REIT Common shares-CDR	N/A	October-11	17,472,031	Various	74.62%

Loan Assets, Loan Securities & Loan Equity
Investments
Siete Square - Whole Loan	Office	June -09	$5,500,000	June-11	15.98%
160 Spear Street - Whole Loan	Office	June -09	38,318,727	May-12	51.85%
160 Spear Street - Tenant Improvement Loan	Office	December-09	1,200,000	May-12	15.60%
Beverly Hills Hilton - B Note	Hotel	December-09	5,250,000	September-11	52.32%
Metropolitan Tower - B Note	Office	December-09	6,500,000	April-11	139.10%
Driver Building - B Note	Office	May-10	6,703,325	August-10	17.35%
1701 Woodfield - Whole Loan	Office	July-10	5,000,000	September-10	8.00%
Peter Cooper/Stuyvescent Town - Mezzanine Loan	Multi-family	August-10	10,665,000	October-10	-37.56%
Scripps Center - Rake Bond	Office	July-10	1,200,000	November-10	1221.53%
Moffet Tower - B Note	Office	October-10	21,557,883	October-11	8.79%
Westwood - Whole Loan	Office	October-10	3,500,000	December-11	12.62%
Metropolitan Tower - Rake Bond	Office	December-10	5,259,896	April-11	182.57%
CDH CDO - Compliance Loan	CDO	December-10	3,497,569	July-11	9.21%
Concord 2006-1A Class E	CDO	February-11	662,344	April-11	76.22%
Gotham Hotel - Whole Loan	Hotel	February-11	8,036,658	May-11	33.58%
Lakeside Eagle - Whole Loan	Retail	March-11	18,093,218	May-11	15.38%
11 East Adams - Seller Financing Mezzanine Loan	Office	June -11	2,264,770	July-11	4.30%
8 South Michigan- Seller Financing Mezzanine Loan	Office	June -11	4,909,570	August-11	6.77%
Sofitel Hotel - Mezzanine Loan	Hotel	June -11	5,759,949	October-11	88.88%
Sealy Northwest - DPO Bridge Financing	Industrial/office	June -11	20,630,000	September-11	8.72%
Magazine - Mezzanine Loan	Multi-family	June -11	17,538,478	May-12	15.95%
Riverside Plaza - B-Note	Retail	June-10	7,800,000	September-12	12.57%
Broward Financial Center - Whole Loan	Office	May-12	42,771,882	October-12	22.24%
SoCal Office Portfolio - C-Note	Office	November-11	71,354,090	September-12	26.88%
HC Cypress Pointe LLC - Preferred Equity	Multi Family	May-11	449,223	November-12	13.22%
2600 W Olive Series N-Q - Loan Securities	Office	December-09	1,500,000	December-12	68.23%
Burbank Centre - B-Note	Office	September-12	9,000,000	January-13	4.89%
127 West 25th - Mezzanine Loan	Mixed Use	May-12	9,000,000	March-13	30.45%
180 No. Michigan - Seller Financing Mezzanine Loan	Office	November-12	5,200,000	March-13	8.47%
4545 East Shea Blvd- Whole Loan	Office	April-12	2,250,000	June-13	14.14%
10 Metrotech - Whole Loan	Office	April-12	10,915,000	July-13	38.13%

Other
F II Co-Invest LLC - Private Equity Securities	N/A	July-11	$1,800,000	April-12	17.51%

Operating Properties
Deer Valley	Multi Family		$12,370,485	June-13	13.42%

Total/We ighted Average			$402,728,312		34.21%

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited)

	Years Ended December 31,
	2013	2012	2011
Cash flows from operating activities
Net Income	$24,488	$24,384 $	11,747
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization (including amortization of deferred financing costs and fair value of debt)	15,451	11,824	9,412
Amortization of lease intanigibles	8,550	6,746	4,472
Straight-line rental income	(4,139)	(5,415)	(1,907)
Loan discount accretion	(4,121)	(8,333)	(13,401)
Discount accretion received in cash	37	15,720	13,290
Earnings of preferred equity investments	(613)	-	(338)
Distrubutions of income from preferred equity investments	607	97	571
(Income) loss of equity investments	(22,641)	(14,678)	12,712
Distributions of income from equity investments	23,936	21,593	12,696
Restricted cash held in escrows	1,242	(3,477)	1,431
Gain on sale of securities carried at fair value	(742)	(41)	(123)
Unrealized loss (gain) on securities carried at fair value	142	(6,916)	(2,788)
Gain on sale of real estate investments	(11,005)	(945)	(392)
Gain on sale of loan securities carried at fair value	-	(614)	-
Unrealized gain on loan securities carried at fair value	(215)	(447)	(2,738)
Impairment loss on investments in real estate	2,904	3,260	7,600
Loss (gain) on extinguishment of debt	-	121	(9,258)
Gain on consolidation of property	-	-	(818)
Provision for loss on loans receivable	348	-	-
Tenant leasing costs	(4,229)	(4,250)	(1,314)
Equity compensation expenses	897	-	-
Bad debt expense (recovery)	40	(265)	377
Changes in assets and liabilities:
Interest receivable	(214)	(516)	37
Accounts receivable and other assets	(1,372)	726	(785)
Accounts payable, accrued liabilities and other liabilities	741	7,861	(796)
Net cash provided by operating activities	30,092	46,435	39,687

Cash flows from investing activities
Issuance and acquisition of loans receivable	(21,437)	(163,800)	(67,619)
Investment in real estate	(257,142)	(37,678)	(9,751)
Investment in equity investments	(30,341)	(78,679)	(151,219)
Investment in preferred equity investment	-	(10,750)	(7,564)
Return of capital distribution from equity investments	20,565	84,026	31,890
Return of capital distribution from securities carried at fair value	376	-	-
Purchase of securities carried at fair value	-	(5,655)	(19,321)
Proceeds from sale of investments in real estate	38,690	7,024	3,629
Proceeds from sale of equity investments	26	4,297	6,000
Proceeds from sale of securities carried at fair value	19,918	21,774	26,408
Proceeds from pay off of loan securities	-	6,359	8,748
Proceeds from sale of loan receivables	19,319	-	-
Restricted cash held in escrows	863	(5,600)	3,160
Issuance of secured financing receivable	(30,000)	-	-
Collection of loans receivable	56,088	68,824	70,289
Deposits on assets held for sale	500	-	-
Cash from consolidation of properties	473	-	-
Cash from foreclosure on properties	-	411	-
Net cash used in investing activities	(182,102)	(109,447)	(105,350)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited, continued)

	Years Ended December 31,
	2013	2012	2011
Cash flows from financing activities
Proceeds from mortgage loans payable	$198,100	$36,897	$32,494
Proceeds from notes payable	-	880	-
Payment of notes payable	-	(80)	-
Proceeds from revolving line of credit	-	-	67,324
Payment of revolving line of credit	-	(40,000)	(52,774)
Principal payments of mortgage loans payable	(22,287)	(25,584)	(72,574)
Proceeds from issuance of senior notes payable	-	86,250	-
Proceeds from secured financing	-	25,000	29,150
Payment of secured financing	(23,770)	(1,230)	-
Restricted cash held in escrows	(228)	(42)	89
Deferred financing costs	(796)	(4,198)	(788)
Purchase of non-controlling interests	(150)	(2,050)	-
Contribution from non-controlling interest	18,629	4,576	1,349
Distribution to non-controlling interest	(51)	(7,242)	(356)
Proceeds from issuance of Common Shares under Dividend Reinvestment Plan	464	517	2,760
Proceeds from issuance of Common Shares through offering, net	30,021	-	61,386
Buyback of Common Shares	-	(742)	-
Issuance of Series D Preferred Shares	-	77,563	38,378
Dividend paid on Common Shares	(21,919)	(21,488)	(19,496)
Dividend paid on Series C Preferred Shares	-	-	(624)
Dividend paid on Series D Preferred Shares	(11,146)	(9,285)	(339)
Dividend paid on Restricted Shares	(27)	-	-
Redemption of Series B-1 Preferred Shares	-	-	(21,400)
Redemption of Series C Preferred Shares	-	-	(3,221)
Net cash provided by financing activities	166,840	119,742	61,358

Net increase (decrease) in cash and cash equivalents	14,830	56,730	(4,305)
Cash and cash equivalents at beginning of year	97,682	40,952	45,257
Cash and cash equivalents at end of year	$112,512	$97,682	$40,952
Supplemental Disclosure of Cash Flow Information
Interest paid	$23,735	$16,467	$16,246
Capitalized interest	$1,443	$-	$-
Taxes paid	$247	$332	$396

Supplemental Disclosure on Non-Cash Investing and Financing Activities
Dividends accrued on Common Shares and Restricted Shares	$6,099	$5,366	$5,396
Capital expenditures accrued	$3,140	$4,011	$4,285
Transfer from preferred equity investments	-	$3,923	$7,843
Transfer from loans receivable	-	$2,938	$-
Transfer to equity investments	-	$(6,861)	$(5,035)
Transfer from equity investments	-	$17,600	$12,544
Transfer to loans receivable	-	$(11,750)	$(6,534)
Transfer to additional paid-in capital	-	$(5,487)	$-
Transfer to non-controlling interests	-	$(363)	$-
Transfer to preferred equity investments	-	$-	$(2,022)
Transfer to investments in lease intangibles	-	$-	$(11,904)
Transfer to investments in real estate	-	$-	$(52,778)
Transfer to below market lease intangibles	-	$-	$1,005
Assumption of mortgage loan on investment in real estate	9,248	$13,600	$49,091
Transfer from loan securities	-	$-	$662

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
(In thousands, Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Investments in Real Estate
Land	$82,215	$56,894	$59,183	$60,679	$43,252
Buildings and improvements			-
Buildings	545,659	341,963	346,723	354,394	337,506
Building improvements	21,348	18,306	18,686	17,877	18,908
Furniture and Fixtures	4,073	2,714	2,661	2,579	2,509
Tenant improvements	17,573	17,257	17,300	20,949	19,814
	670,868	437,134	444,553	456,478	421,989
Accumulated depreciation and amortization	(56,448)	(55,195)	(53,553)	(52,412)	(51,553)
Total Investments in Real Estate	$614,420	$381,939	$391,000	$404,066	$370,436
Accounts Receivable
Straight-line rent receivable	$12,377	$12,558	$12,691	$14,403	$13,770
Other	9,612	7,644	4,697	3,683	4,889
Total Accounts Receivable	$21,989	$20,202	$17,388	$18,086	$18,659

Securities Carried at Fair Value
REIT Common Shares	-	7,074	10,360	12,220	19,694
Total Securities Carried at Fair Value	$-	$7,074	$10,360	$12,220	$19,694
Equity Investments
Vintage Housing Holdings (27 Properties)	$34,153	$33,706	$32,886	$31,801	$30,534
Elad / One South State Street (1 Property)	23,661	24,518	23,614	23,447	25,104
Marc Realty Portfolio (4 Properties)	6,750	14,705	14,731	14,662	14,880
10 Metrotech (Office Loan)	12	11	10,845	10,845	10,845
Sealy Ventures Properties (3 Properties)	7,635	7,741	7,871	7,958	8,104
Mack-Cali / Stamford (Office Loan)	9,065	8,916	8,773	8,636	8,501
Concord Debt Holdings	965	982	3,932	3,953	3,974
CDH CDO	4,215	4,181	1,079	652	322
RE-CDO Management	991	993	1,061	1,098	1,779
Mentor Retail (1 Property)	635	596	584	568	551
So-Cal Office Loan Portfolio (31 Loans)	-	-	-	8	8
Lakeside/Eagle	-	3	10	-	-
701 Seventh Avenue	55,259	36,989	30,602	29,038	28,735
Wateridge	1,899	1,816	1,722	1,558	1,522
Atrium Mall	3,845	3,904	3,935	-	-
Total Equity Investments	$149,085	$139,061	$141,645	$134,224	$134,859
Preferred Equity Investments
Vintage at Tacoma	$1,500	$1,500	$1,500	$1,500	$1,500
Vintage at Urban Center	4,000	4,000	4,000	4,000	4,000
Vintage at Quilceda	750	750	750	750	750
Wateridge	235	6,453	6,264	6,108	6,000
Total Preferred Equity Investments	$6,485	$12,703	$12,514	$12,358	$12,250
Non-Controlling Interests
Westheimer (Houston, TX)	$8,249	$8,328	$8,419	$8,652	$8,903
River City / Marc Realty (Chicago, IL)	3,818	3,865	3,907	3,883	3,857
1050 Corporetum / Marc Realty (Lisle, IL)	32	50	52	56	61
450 West 14th Street (High Line)	1,867	1,895	1,909	1,952	1,912
So-Cal Office Loan Portfolio	-	-	-	-	2
HC Cypress	-	-	19	19	19
1515 Market	(1,925)	(1,247)	(694)	(195)	-
Summit Pointe	763	-	-	-	-
ST Residential	15,985	-	-	-	-
Total Non-Controlling Interests	$28,789	$12,891	$13,612	$14,367	$14,754
The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets for all periods presented (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
 (In thousands, except for per share data, Unaudited)

	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Debt
Mortgage loans payable	$444,933	$308,049	$325,026	$278,824	$280,576
Senior notes payable	86,250	86,250	86,250	86,250	86,250
Secured financing	29,150	29,150	29,150	42,803	52,920
KeyBank line of credit	-	-	-	-	-
Total Debt	560,333	423,449	440,426	407,877	419,746

Equity
Series D Cumulative Redeemable Preferred Shares	120,500	120,500	120,500	120,500	120,500
Common Shares	360,374	373,687	340,385	339,811	334,010
Non-controlling ownership interests	28,789	12,891	13,612	14,367	14,754
Total Equity	509,663	507,078	474,497	474,678	469,264

Total Capitalization	$1,069,996	$930,527	$914,923	$882,555	$889,010

Common Dividend Per Share
December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012

$0.1625	$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Cash and cash equivalents	$112,512	$165,762	$186,132	$131,448	$97,682
Securities carried at fair value	-	7,074	10,360	12,220	19,694
Available under line of credit (1)	50,000	50,000	50,000	50,000	50,000
Total Liquidity and Credit Facility	$162,512	$222,836	$246,492	$193,668	$167,376

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
December 31, 2013
(In thousands, except square footage, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 21-22, Consolidated Property Data on pages 25-26, and Equity Investment Property Data on pages 27-29.

Cash	Amount
Cash and cash equivalents	$112,512

REIT Securities	Cost	Fair Value
REIT Common shares	$-	$-

Loans with Expected Repayment	Position	Type	Interest Rate		Cost, less Principal Repaid	Carrying Amount (before int. receivable)	Par Value		Extended Maturity Date
WBCMT Series 2007 Tranche L	CMBS	Hotel	LIBOR +	1.75%	1,130	226	1,130		09/09/14
The Shops at Wailea	B Note	Retail	Fixed	6.15%	5,019	6,258	7,584		10/06/14
Legacy Orchard	Whole	Corporate Loan	Fixed	15.00%	9,750	9,750	9,750	(2)	10/31/14
San Marbeya	Whole	Multifamily	Fixed	5.88%	25,190	28,403	29,305		01/01/15
Churchill	Whole	Mixed Use	LIBOR +	3.75%	683	683	683		06/01/15
Hotel Wales	Whole	Hotel	LIBOR +	4.00%	20,000	20,000	20,000		10/05/14
Queensridge	Whole	Multifamily	LIBOR +	11.50%	2,908	2,908	2,908		11/15/15
Playa Vista	Mezz	Office	LIBOR +	14.25%	10,250	10,250	10,250		01/23/16
Rockwell	Mezz	Indust. / Whse.	Fixed	12.00%	224	-	1,486		05/01/16
500-512 Seventh Ave.	B Note	Office	Fixed	7.19%	9,035	10,205	10,871		07/11/16
Pinnacle II	B Note	Office	Fixed	6.31%	4,556	4,625	5,071		09/06/16
Poipu Shopping Village	B Note	Retail	Fixed	6.62%	1,873	2,044	2,823		01/06/17
Wellington Tower	Mezz	Mixed Use	Fixed	6.79%	2,352	2,978	3,502		07/11/17
Mentor Building (39 South St)	Whole	Retail	Fixed	10.00%	2,497	2,497	2,497		09/10/17
1515 Market Street	Whole	Office	Fixed	7.50%	24,821	24,821	36,171		02/01/16

Loans with Potential Equity Participation

Stamford -20% Owned Equity Inv(1)	Mezz	Office	LIBOR +	3.25%	$ 40,000	$ 43,641	$ 47,000	(2)	08/06/14

(1) Amounts shown represent 100% of the investment at the venture level.
(2) Par amount represents borrowers discounted payoff option amount.
See Additional Loan Asset Details on Pages 21 and 22 of Supplement.

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
December 31, 2013
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance
Englewood, CO (Crossroads I)	100%	Office	118,000	8,159	69	-	(1)
Englewood, CO (Crossroads II)	100%	Office	118,000	11,330	96	-	(1)
Memphis, TN, (Waterford Apartments)	100%	Multifamily	320 Units	21,447	67,022	13,125
Cerritos, CA (Cerritos)	100%	Office	187,000	22,795	122	23,000
Philadelphia, PA (1515 Market)	89%	Office	502,000	44,179	88	42,440	(2)

Consolidated Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance

Atlanta, GA	100%	Retail	61,000	1,959	$32	$-	(1)
Greensboro, NC	100%	Retail	46,000	3,801	83	-	(1)
Louisville , KY	100%	Retail	47,000	3,098	66	-	(1)
Amherst, NY	100%	Office	200,000	20,995	105	-
Chicago, IL (One East Erie)	100%	Office	126,000	26,510	210	19,856
Chicago, IL (River City / Marc Realty )	60%	Office	253,000	16,769	66	8,579
Houston, TX (Westheimer)	32%	Office	614,000	69,543	113	47,201
Lisle, IL (550 Corporetum)	100%	Office	169,000	22,607	134	5,753
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,272	79	5,470
New York, NY	var	Office / Retail	105,000	60,247	574	51,950
Orlando, FL	100%	Office	257,000	17,290	67	36,983
Plantation, FL	100%	Office	120,000	12,935	108	10,685
South Burlington, VT	100%	Office	54,000	3,407	63	-	(1)
Jacksonville, FL	100%	Warehouse	588,000	13,092	22	-	(1)
Churchill, PA	100%	Mixed Use	52,000	9,705	187	5,049
Greensboro, NC (Lake Brandt)	100%	Multifamily	284 Units	18,575	65,405	13,600
Phoenix, AZ (Monroe)	84%	Multifamily	184 Units	104,935	570,299	24,390
Stamford, CT (Highgrove)	84%	Multifamily	92 Units	79,167	860,511	48,780
San Pedro, CA	84%	Multifamily	89 Units	19,831	222,820	12,195
Houston, TX (Mosaic)	84%	Multifamily	396 Units	39,541	99,851	64,635
Oklahoma City, OK	80%	Multifamily	184 Units	14,679	79,777	9,226

(1) These properties collateralize our revolving line of credit.
(2) The Trust holds the mezzanine debt on this property

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
December 31, 2013
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Equity Investment Operating Properties Foreclosure Acquired through Direct or Indirect	% Owned	Type	Square Feet/ Units	Equity Investment Carrying Amount
Atrium Mall	50%	Retail	71,000	$3,845

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Equity Investment Carrying Amount

Marc Realty (4 Equity Investments)	50%	Office	665,000	$6,751
Sealy Equity Investment	60%	Industrial/Office	472,000	7,635
WRT-Elad / One South State St	38%	Retail / Office	942,000	23,661
Vintage Housing Holdings	Var	Multifamily	4,655 Units	34,153
Mentor Retail LLC	50%	Retail	7,000	635
701 Seventh WRT Investors	54%	Development	120,000	55,259
WRT-Fenway Wateridge	50%	Office	62,000	1,898

Preferred Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Preferred Equity Investment Carrying Amount

Vintage Housing Holdings - Tacoma	75%	Multi-Family	231 Units Under construction	$1,500
Vintage Housing Holdings - Urban Center	75%	Multi-Family	395 Units Under construction	4,000
Vintage Housing Holdings - Quilceda Creek	75%	Multi-Family	204 Units Under contruction	750
WRT-Fenway Wateridge	50%	Office	62,000	235

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	December 31, 2013		September 30,2013		June 30,2013		March 31, 2013		December 31, 2012
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Common shares	$-	$-	$6,318	$7,074	$8,920	$10,360	$8,920	$12,220	$15,876	$19,694
Total securities carried at fair value	$-	$-	$6,318	$7,074	$8,920	$10,360	$8,920	$12,220	$15,876	$19,694

Securities carried at fair value are comprised of REIT common shares for which the Trust has elected the fair value option.

	Three Months Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012

Net unrealized gain (loss)	$-	$-	$(1,645)	$1,718	$(338)

Net realized gain (loss)	$875	$(31)	$-	$(102)	$-

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.
Net unrealized gains and losses and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location		Position	Interest Rate (1)			Carrying Amount (2) Dec 31, 2013	Par Value		Maturity Date (3)
Loans Receivable
Hotel Wales	Oct-11	Hotel	New York	NY	Whole	LIBOR +	4.000%	(5)	20,101	20,000		10/05/14	-
The Shops at Wailea	Sep-12	Retail	Maui	HI	B Note	Fixed	6.150%		6,292	7,584		10/06/14	106,170
Legacy Orchard	Oct-10	Corporate Loan	N/A	N/A	Whole	Fixed	15.000%		9,750	9,750	(6)	10/31/14	-
San Marbeya	Jul-10	Multifamily	Tempe	AZ	Whole	Fixed	5.880%		28,546	29,305		01/01/15	-
Playa Vista	Jan-13	Office	Playa Vista	CA	Mezz	LIBOR +	14.250%		10,327	10,250		01/23/16	80,300
Churchill	May-12	Mixed Use	Churchill	PA	Whole	LIBOR +	3.750%		683	683		06/01/15	-
Queensridge Towers	Nov-12	Multifamily	Las Vegas	NV	Whole	LIBOR +	11.500%		2,942	2,908		11/15/15	-
Rockwell	Aug-10	Indust /Whse	Shirley	NY	Mezz	Fixed	12.000%		-	1,486		05/01/16	16,383
500-512 Seventh Ave.	Jul-10	Office	New York	NY	B Note	Fixed	7.190%		10,250	10,871		07/11/16	243,870
Pinnacle II	Sep-12	Office	Burbank	CA	B Note	Fixed	6.313%		4,648	5,071		09/06/16	83,469
Poipu Shopping Village	Sep-12	Retail	Kauai	HI	B Note	Fixed	6.618%		2,058	2,823		01/06/17	28,547
Wellington Tower	Dec-09	Mixed Use	New York	NY	Mezz	Fixed	6.790%		2,991	3,502		07/11/17	22,500
Mentor Bldg (39 South St)	Mar-12	Retail	Chicago	IL	Whole	Fixed	10.000%		2,512	2,497		09/10/17	-
1515 Market Street	Dec-12	Office	Philadelphia	PA	Whole	Fixed	7.500%		24,821	36,171		02/01/16	42,440
						Total Loans Receivable			$125,921	$142,901
Loan Securities Carried at Fair Value
WBCMT 2007	Dec-09	Hotel	Various		CMBS	LIBOR +	1.750%		226	1,130		09/09/14	1,232
						Total Loan Securities Carried at Fair Value			$226	$1,130
Equity Investment Loan Assets (8,9)
Stamford Portfolio	Feb-12	Office	Stamford	CT	Mezz	LIBOR +	3.250%		43,718	47,000	(6)	08/06/14	400,000
						Total Loan Assets of Equity Investments			$43,718	$47,000

Continued on next page

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Notes to Schedule of Loan Assets

(1) Represents contractual interest rates without giving effect to loan discount and accretion. The stated interest rate may be significantly different than the Trust's effective interest rate on certain loan investments.

(2) Carrying amount of loans receivable includes accrued interest of $501,000 and cumulative accretion of $6,488,000 at December 31, 2013.
(3) Maturity dates presented are after giving effect to all contractual extensions.
(4) Senior Debt indicates debt which is secured by the underlying property which is senior in payment to the Trust's loan.
(5) Libor floor of 3%.
(6) Par Value represents the borrowers discounted payoff option (DPO) amount.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)

	Three Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Rents and reimbursements
Minimum rent	$18,727	$14,285	$13,944	$13,115	$10,703
Deferred rents (straight-line)	(181)	(125)	133	255	253
Recovery income	978	627	1,067	804	793
Above and below market rents	37	(22)	(22)	7	119
Less:
Lease concessions and abatements	(1,244)	(427)	(390)	(465)	(421)
Total rents and reimbursements	18,317	14,338	14,732	13,716	11,447

Rental property expenses
Property operating	6,745	5,022	4,529	4,428	3,648
Real estate taxes	2,113	1,562	1,486	715	1,019
Total rental property expenses	8,858	6,584	6,015	5,143	4,667

Net operating income (1)
from consolidated properties	$9,459	$7,754	$8,717	$8,573	$6,780

(1) See definition of non-GAAP measure of Net Operating Income on page 38 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST, DIVIDENDS AND DISCOUNT ACCRETION
 (In thousands)
(Unaudited)

	Three Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Interest, Dividends and Discount Accretion by Business Segment:
Loan Assets	$5,260	$3,817	$4,208	$5,170	$5,955
REIT Securities	(350)	100	100	150	150
Total Interest, Dividends and Discount Accretion	$4,910	$3,917	$4,308	$5,320	$6,105

Interest, Dividends and Discount Accretion Detail:
Interest on loan assets	$3,422	$3,011	$3,447	$4,454	$3,607
Accretion of loan discount	1,838	806	761	716	2,348
Interest and dividends on REIT securities	(350)	100	100	150	150
Total Interest, Dividends and Discount Accretion	$4,910	$3,917	$4,308	$5,320	$6,105

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
December 31, 2013 (Unaudited)

Description and Location	Year Acquired	Trust’s Owner-ship	Rentable Square Feet	(**) % Leased	Major Tenants (Lease / Options Expiration)	Major Tenant Sq. Ft.	($000's) Depreciated Cost Basis	Cost per Square Foot or Unit	Owner-ship of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Office
Amherst, NY (2)	2005	100%	200,000	100%	Ingram Micro Systems (2023/2033)	200,000	$17,108	$86	Fee	(1)		(1)
Cerritos, CA	2012	100%	187,000	80%	Sunwest (2018)	37,000	21,884	117	Fee	23,000	01/2017 5.07%
Chicago, IL (One East Erie)	2005	100%	126,000	97%	River North Surgery (2023)	15,000	20,718	164	Fee	19,856	03/2016 5.75%
Chicago, IL (River City / Marc Realty)	2007	60%	253,000	50%	ITAV (2024/2029)	37,000	14,252	56	Fee	8,579	04/2015 5.5%
					MFS/Worldcom (2019/2023)	60,000
Englewood, CO Crossroads I	2010	100%	118,000	96%	Hitachi Data (2024 / 2034)	61,000	7,283	62	Fee	(1)		(1)
					RGN-Denver LLC (2015/ 2025)	17,000
Englewood, CO Crossroads II	2010	100%	118,000	96%	TIC Holdings (2019 / 2044)	95,000	9,989	85	Fee	(1)		(1)
Houston, TX	2004	32%	614,000	100%	Spectra Energy (2026/2036)	614,000	55,358	90	Fee	47,201	04/2016 6.01%
Lisle, IL	2006	100%	169,000	78%	United Healthcare (2015)	41,000	18,827	111	Fee	5,752	10/2014 Libor+2.5%
Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,637	67	Fee	5,470	03/2017 5.55%
New York, NY (450 West 14th)	2011	var	105,000	82%	Alice + Olivia (2021/2031)	27,000	56,507	538	Ground Lease	51,950	05/2016 Libor +2.5%
					Fast Retailing (2026/2036)	23,000
					Access Industries (2021/2031)	14,000
Orlando, FL	2004	100%	257,000	100%	Siemens Real Estate, Inc. (2017/2042)	257,000	13,346	52	Ground Lease	36,983	07/2017 6.40%
Plantation, FL	2004	100%	120,000	100%	AT&T Service, Inc. (2020/2035)	120,000	10,897	91	Fee	10,685	04/2018 6.48%
South Burlington, VT	2005	100%	54,000	100%	Fairpoint Comm. (2014/2029)	54,000	2,737	51	Ground Lease	(1)		(1)
1515 Market Street	2012	89%	502,000	73%	Temple University (2022)	128,000	43,391	86		42,440	05/1/2016 2.5%
Subtotal - Office			2,877,000				295,934			251,916

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA (Continued)
December 31, 2013 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Depreciated Cost Basis	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$1,816	Ground Lease	(1)	(1)
Greensboro, NC	2004	100%	46,000	100%	The Kroger Co. (2017/2037)	46,000	2,934	Ground Lease	(1)	(1)
Louisville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,477	Fee	(1)	(1)

Subtotal Retail			154,000				7,227
Residential
Memphis, TN	2012	100%	320 units	93%	n/a	n/a	20,298	Fee	13,125	8/2014 Libor + 2.5%
Greensboro, NC	2012	100%	284 units	96%	n/a	n/a	17,809	Fee	13,600	8/2016 6.22%
Houston, TX	2013	84%	396 units	90%	n/a	n/a	104,519		64,635	10/2016 LIBOR + 2.0%
San Pedro, CA	2013	84%	89 units	99%	n/a	n/a	19,733		12,195	10/2016 LIBOR + 2.0%
Stamford, CT	2013	84%	92 units	95%	n/a	n/a	78,852		48,780	10/2016 LIBOR + 2.0%
Phoenix, AZ	2013	84%	184 units	93%	n/a	n/a	39,360		24,390	10/2016 LIBOR + 2.0%
Oklahoma City, OK	2013	80%	184 units	97%			14,609	Fee	9,226	02/2021 5.7%
Subtotal Residential			1,549	units			295,180

Other
Warehouse
Jacksonville, FL	2004	100%	588,000	100%	Fanatics, Inc. (2015/2024)	561,000	10,550	Fee	(1)	(1)

Mixed Use
Churchill, PA	2004	100%	52,000	100%	Westinghouse (2024/2039)	52,000	5,529	Fee	5,049	8/2024 3.50%
Subtotal - Other			640,000				16,079
Total Consolidated Properties			3,671,000				$614,420		$442,917

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.

Notes to Consolidated Properties - Selected Data
(1) These properties collateralize our revolving line of credit, which had a balance of $0 at December 31, 2013.
(2)     The Amherst, New York office property represents two separate buildings.  The ground underlying the properties is leased to the Trust by the local development authority pursuant to a ground lease which requires no payment.  During the fourth quarter legal title to the ground will vest with the Trust.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED DATA
December 31, 2013 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investment Operating Properties
223 West Jackson, Chicago, IL	2005	50%	168,000	75%	No tenants over 10%	-	6,551	Fee	6,770	09/2017 LIBOR + 2.75%
4415 West Harrison, Hillside, IL (High Point)	2005	50%	192,000	65%	North American Medical Mgmt (2015/2020)	24,000	-	Fee	4,335	12/2015 5.62%
1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	87%	No tenants over 10%	-	150	Fee	5,369	09/2015 Libor + 3% (2)
2205-55 Enterprise, Westchester, IL	2005	50%	130,000	91%	Consumer Portfolio (2014/2019)	18,900	50	Fee	8,759	10/2019 4.30%
					UroPartners LLC (2015)	14,500
Total Marc Realty Portfolio			665,000				$6,751		$25,233

Sealy Venture - Equity Investment Operating Property
Atlanta, GA (Northwest Atlanta)	2006	60%	472,000	77%	Original Mattress (2020/2025)	57,000	$7,635	Fee	$13,592	09/2015 Libor +5.35% (3)

Mentor Retail LLC - Equity Investment Operating Property
39 South State Street Chicago, IL	2012	50%	7,000	100%	American Apparel (2022)	7,000	$635	Fee	$2,497	09/2017 10%

WRT-Elad / One South State Equity - Equity Investment Operating Property
One South State Street Chicago, IL (Sullivan Ctr)	2012	38%	943,944	83%	Target (2028 /2063)	147,000	$23,661	Fee	$113,500	11/2018 3.95%

					Walgreens(2022/2027)	95,000
					Illinois Dept of Employment (2019/2024)	243,000	$-
					Art Insitute of Chicago (2020/2030)	153,000	$-
			943,944				$23,661		$113,500

(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA (Continued)
December 31, 2013
(Unaudited)

				(**)		Major			($000's)	Debt
Description and	Year	Trust’s	Rentable	%	Major Tenants	Tenants’	Equity	Ownership	Debt	Maturity
Location	Acquired	Ownership	Square Feet	Leased	(Lease /Options Exp)	Sq. Feet.	Investment	of Land	Balance (1)	& Int Rate
701 Seventh WRT Investor-Equtiy Investment Operating Property
										10/1/2015
701 Seventh Avenue	2012	54%	Under development	0%	N/A		$55,259	Fee	$376,600	Libor +10.2(4)
New York, NY
WRT-Fenway Wateridge - Equity Investment in Operating Property
Parkway					Verint Americas					11/1/2016
San Diego, CA	2012	50%	62,000	89%	(2018)	6,500	$1,898	Fee	$7,000	Libor +4.5(8)
					Flores Lund
					(2017)	10,000
					Quidel Corp
					(2014)	11,000
					Verizon Wireless
					(2016)	13,000
			62,000				$1,898		$7,000

Atrium - Equity Investment in Operating Property
Chicago, IL	2013	50%	71,000	76%	N/A		$3,845	Ground Lease	$-

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA (Continued)
December 31, 2013
(Unaudited)

Description and Location		Year Acquired	Units	(**) % Leased	Ownership of Land
Vintage Housing Portfolio - Equity Investment Operating Properties
Agave Associates	Elk Grove, CA	2011	188	95%	Fee
Bouquet Canyon Seniors	Santa Clarita, CA	2011	264	99%	Fee
Elk Creek Apartments	Sequim, WA	2011	138	99%	Fee
Falls Creek Apartments	Couer d' Alene, ID	2011	170	91%	Fee
Forest Creek Apartments	Spokane, WA	2011	252	95%	Fee
Hamilton Place Seniors	Bellingham, WA	2011	94	98%	Fee
Heritage Place Apartments	St. Ann, MO	2011	113	95%	Fee
Holly Village Apartments	Everett, WA	2011	149	100%	Fee
Larkin Place Apartments	Bellingham, WA	2011	101	94%	Fee
Rosecreek Senior Living	Arlington, WA	2011	100	99%	Fee
Seven Hills/ St Rose	Henderson, NV	2011	244	96%	Fee
Silver Creek Apartments	Pasco, WA	2011	242	93%	Fee
The Bluffs Apartments	Reno, NV	2011	300	95%	Fee
Twin Ponds Apartments	Arlington, WA	2011	134	95%	Fee
Vintage at Bend	Bend, OR	2011	106	97%	Fee
Vintage at Bremerton	Bremerton, WA	2011	143	91%	Fee
Vintage at Burien	Burien, WA	2011	101	97%	Ground Lease
Vintage at Chehalis	Chehalis, WA	2011	150	94%	Fee
Vintage at Everett	Everett, WA	2011	259	97%	Fee
Vintage at Mt. Vernon	Mt. Vernon, WA	2011	154	97%	Fee
Vintage at Napa	Napa, CA	2011	115	96%	Fee
Vintage at Richland	Richland, WA	2011	150	93%	Fee
Vintage at Sequim	Sequim, WA	2011	118	99%	Fee
Vintage at Silverdale	Silverdale, WA	2011	240	96%	Fee
Vintage at Spokane	Spokane, WA	2011	287	95%	Fee
Vintage at Vancouver	Vancouver, WA	2011	154	98%	Fee
Vista Sonoma Seniors Apts	Santa Rosa, CA	2011	189	94%	Fee
			4,655
Vintage Housing Portfolio - Preferred Equity Investment Operating Properties
Vintage at Tacoma		2012	231	under construction	Fee
Vintage at Urban Center		2012	395	under construction	Fee
Quilceda Creek		2012	204	under construction	Fee
			830

Total - Vintage Housing Portfolio			5,485	units

(Continued on Next Page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED DATA (Continued)
Year Ended December 31, 2013
 (In thousands, except for Square Footage, Unaudited)

Description	Year Acquired	Trust’s Ownership	Rentable Square Feet	Equity Investment		Debt Balance (1)
Equity Investment Operating Properties
Marc Realty Portfolio (from Page 27 )	2005	50%	665,000	$6,751		$25,853	(6)
Sealy Northwest Atlanta (from Page 27)	2006	60%	472,000	7,635		13,592	(6)
Mentor Retail LLC (from Page 27)	2012	49%	7,000	635		2,497	(6)
WRT-Elad / One South State Equity (from Page 27)	2012	38%	943,944	23,661		113,500	(6)
Vintage Portfolio (from page 29)	2011	Var	4,655 units	34,153	(5)	250,806	(6)
701 Seventh Avenue (from page 28)	2012	54%	Under development	55,259		376,560	(6)
Wateridge (from page 28)	2012	50%	62,000	1,898		7,000	(6)
Atrium Mall LLC (from page 28)	2013	50%	71,000	3,845		-
Total Equity Investment Operating Properties				133,837		$789,808

Loan Asset Equity Investments
WRT-ROIC Lakeside Eagle	2011	50%		-
WRT-Stamford LLC	2012	20%		9,064
10 Metrotech Loan LLC	2012	33%		11

Other Equity Investment
Concord Debt Holdings LLC	2012	67%		966	(7)
CDH CDO LLC	2012	50%		4,215	(7)
RE CDO Management LLC	2011	50%		992
Total Equity Investments				$149,085

Notes to Equity Investments - Selected Data
(**) Occupancy rates include all signed leases including space undergoing tenant improvements
(1) Debt balance shown represents 100% of the debt encumbering the properties.
(2) An interest rate swap agreement with a notional amount of $5,369,000 effectively converts the interest rate to a fixed rate of 4.78%.
(3) An interest rate cap was purchased that caps Libor at 1%.
(4) There is a Libor floor of 1%
(5) The Vintage equity investment of $34,153 represents the Trust's various interests in Vintage Housing Holdings LLC, an entity which owns the general partnership interest listed above.  The investment basis is not specifically allocated among the various lower tier partnerships.

(6) See Equity Investments debt details on pages 33 and 34.
(7) Represents the interest acquired from Lexington Realty Trust on May 1, 2012.
(8) An interest rate cap was purchased that caps Libor at 2.5%

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES – OPERATING SUMMARY
(In thousands, Unaudited)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Impairment	Deprec & Amort	(Income) Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100.0%	3	154,000	$694	$1	$-	$693	$-	(1)		$305	$-	$387
Office	100.0%	10	1,349,000	21,742	5,964	1,979	13,799	6,509	(22)	-	6,926	-	342
Residential	100.0%	2	604 units	5,783	2,529	613	2,641	962	(39)		1,780	-	(140)
Other	100.0%	2	640,000	2,408	551	117	1,740	102	(410)		640	-	588
		17	2,143,000	30,627	9,045	2,709	18,873	7,573	(472)	-	9,651	-	1,177
Partially Owned Consolidated Properties
Chicago, IL (River City/Marc Realty)	60.0%	1	253,000	3,109	1,518	527	1,064	512	-	-	649	(39)	(58)
Houston, TX (Multiple LP's)	32.0%	1	614,000	5,666	10	-	5,656	3,134	(91)		2,906	(401)	(74)
Lisle, IL (Marc Realty)	60.0%	1	54,000	802	286	105	411	323	-		162	(30)	(44)
New York, NY (450 W 14th St)	70.0%	1	105,000	7,207	4,205	626	2,376	1,831	-		2,519	(967)	(1,007)
Philadelphia, , PA 1515 Market (3)	49.0%	1	502,000	9,484	4,065	1,255	4,164	5,407	(31)		2,501	(1,925)	(1,850)
Phoenix, AZ (Mosaic)	83.0%	1	184 units	1,688	542	325	821	351	(472)		774	-	(776)
Stamford, CT (Highgrove)	83.0%	1	92 units	1,137	482	168	487	264	(400)		608	-	(785)
San Pedro, CA (San Pedro)	83.0%	1	89 units	352	140	48	164	66	(95)		164	-	(161)
Houston, TX (Monroe)	83.0%	1	396 units	696	319	91	286	132	(171)		358	-	(375)
Oklahoma City, OK (Summit Pointe)	79.0%	1	184 units	335	112	22	201	131	-394		151	-579	104
		10	1,528,000	30,476	11,679	3,167	15,630	12,151	(1,654)	-	10,792	(3,941)	(5,026)
Total Consolidated Properties		27	3,671,000	$61,103	$20,724	$5,876	$34,503	$19,724	$(2,126)	$-	$20,443	$(3,941)	$(3,849)
Line of Credit interest expense								322
Interest expense related to Senior notes								6,684
Interest expense WRT Lender								1,898
Preferred Interest								304
Reclassified related party interest expense								(5,520)
Total								$23,412

(1) See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 37 of the supplemental package.
(2)  The amounts attributable to non-controlling interests for 100% owned properties are from Deer Valley and One East Erie properties prior to the Trust's 2012 acquisitions of the non-controlling interests in these properties.

(3) In addition to its equity ownership, the Trust is entitled to an additional 40% of profits above the debt.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – OPERATING SUMMARY
 (In thousands, Unaudited)

Venture	Number of Properties	Square Footage	Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT's Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio	4	665,000	10,582	4,857	1,777	3,948	1,241	(47)	2,993	(333)	(167)
Sealy Venture Portfolio	3	472,000	2,643	886	241	1,516	897	(262)	1,138	(781)	(469)
Mentor Retail	1	7,000	560	24	67	469	256	18	63	168	84
WRT-Elad (2)	1	942,000	25,119	5,387	4,279	15,453	16,024	(149)	9,588	(10,308)	1,315
Vintage Portfolio (2)	27	4,655 units	42,709	17,307	526	24,876	2,121	(5,250)	517	16,988	9,174
Wateridge (2)	1	62,000	1,127	340	95	692	64	(78)	878	(328)	183
Atrium Mall	1	71,000	1,786	1,037	218	531	-	(48)	663	(180)	(90)
Total Equity Investment Operating Properties	38	2,219,000	$84,526	$29,838	$7,203	$47,485	$20,603	$(5,816)	$15,840	$5,226	10,030

			Marc Realty Portfolio - Amortization of basis differential (3)								(117)
			Marc Realty Portfolio - Impairment								(7,687)
			WRT-ROIC Lakeside Eagle-Winthrop's share of net loss from equity investment								(25)
			RE CDO Management - Winthrop's share of net income from equity investment								3,709
			CDH CDO - Winthrop's share of net income from equity investment								5,959
			Concord Debt Holdings - Winthrop's share of net income from equity investment								3,136
			701 7th Avenue								3,424
			WRT-SoCal Lender - Winthrop's share of net income from equity Investment								(2)
			Stamford / Mack-Cali - Winthrop's share of net income from equity investment								930
			10 Metrotech- Winthrop's share of net income from equity investment								3,284
			Equity in loss of equity investments								$22,641

(1) See definition of Net Operating Income on page 37 of the supplemental package.
(2) Operating results lag 30 days.
(3)  This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities.  The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

WINTHROP REALTY TRUST
CONSOLIDATED DEBT SUMMARY
(In thousands, Unaudited)

Description	Principal Outstanding December 31, 2013	Coupon	2014 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Fixed rate debt
Mortgage loans payable
Chicago, IL / River City	8,579	5.50%	179	04/2015	8,347
Chicago, IL / Ontario	19,856	5.75%	365	03/2016	-
Houston, TX - Note 1	25,000	5.22%	-	04/2016	25,000
Houston, TX - Note 2	8,800	6.00%	-	04/2016	8,800
Houston, TX - Note 3	13,401	7.50%	5,371	04/2016	-
Philadelphia, PA(1)	42,440	2.50%	987	02/2016	39,933
Greensboro, NC	13,600	6.22%	-	08/2016	13,600
Cerritos, CA	23,000	5.07%	-	01/2017	23,000
Lisle, IL / 1050 Corporetum	5,470	5.55%	78	03/2017	5,206
Orlando, FL	36,983	6.40%	637	07/2017	34,567
Plantation, FL	10,684	6.48%	135	04/2018	10,046
Oklahoma City, OA	9,226	5.70%	137	02/2021	8,047
Churchill, PA	5,049	3.50%	132	08/2024	3,389
Total mortgage loans payable /Wtd Avg	222,088	4.51%	8,021		179,935	2.99

Non-recourse secured financing
San Marbeya A Participation	15,150	4.85%	-	01/2015	15,150

Senior notes payable	86,250	7.75%	-	08/2022	86,250
Total Fixed Rate Debt/ Wtd Avg	323,488	5.39%	8,021		281,335	4.40
Floating rate debt
Mortgage loans payable
Memphis, TN/ Waterford (LIBOR+2.5%, 0.5% LIBOR Floor)	13,125	3.00%	13,125	08/2014	12,931
Lisle, IL / 550-560 Corporetum (LIBOR + 2.5%, 1% LIBOR Cap)	5,752	2.68%	5,752	10/2014	5,752
New York, NY (450 W 14th St) (LIBOR + 2.5%, 1% LIBOR Floor)	51,950	3.50%	-	05/2016	51,950
Houston, TX (Mosaic) LIBOR +2% / interest rate swap (2)	64,635	2.69%	-	10/2016	64,635
San Pedro, CA (San Pedro) LIBOR +2% / interest rate swap (2)	12,195	2.69%	-	10/2016	12,195
Stamford, CT (Highgrove) LIBOR +2% / interest rate swap(2)	48,780	2.69%	-	10/2016	48,780
Phoenix, AZ (Monroe) LIBOR +2%/ interest rate swap (2)	24,390	2.69%	-	10/2016	24,390
	220,827	2.90%	18,877		220,633	2.47

Non-recourse secured financing
Hotel Wales A Note Payable - (LIBOR + 1.25, 3% Libor Floor)	14,000	4.25%	-	10/2013	14,000

Total Floating Rate Debt/ Wtd Avg	234,827	2.98%	18,877		234,633	2.37

Total Consolidated Debt/Wtd Avg	$558,315	4.37%	$26,898		$515,968	3.55

(1) An interest rate swap agreement with a notional amount of $42,440 effectively converts the interest rate to a fixed rate of 2.5%.
(2) The loan has an interest rate swap which effectively fixes libor at .69%

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - DEBT SUMMARY
(In Thousands, Unaudited)

Description	Principal Outstanding December 31, 2013		Interest Rate	Maturity Date		Weighted Average Maturity (in years)
Fixed rate debt
Marc Realty - 4415 West Harrision, Hillside, IL	4,335		5.62%	12/01/15
Marc Realty - 1701 East Woodfield, Shaumburg, IL (1)	5,369		4.78%	09/01/15
Marc Realty - 2205-55 Enterprise, Westchester, IL	8,759		4.30%	10/01/19
Mentor Retail - 39 South Street, Chicago, IL	2,497		10.00%	09/10/17
WRT-Fenway Wateridge, San Diego, CA (6)	7,000		6.00%	11/01/16
WRT-Elad - One South State Street	113,500		11.00%	02/01/15
VHH - Bouquet Canyon Seniors	10,728		6.38%	07/01/28
VHH - Vintage at Chehalis (2)	8,190		4.76%	06/15/40
VHH - Elk Creek Apartments	7,302		6.60%	11/01/39
VHH - Falls Creek Apartments	8,267		6.37%	12/01/40
VHH - Heritage Place Apartments	1,732		8.37%	07/19/15
VHH - Vintage at Mt. Vernon (4)	930		6.86%	01/15/37
VHH - Vintage at Mt. Vernon (3)	7,500		5.31%	01/15/37
VHH - Vintage at Napa	5,899		6.26%	06/01/34
VHH - Vintage at Silverdale (5)	14,880		5.72%	09/15/39
VHH - Twin Ponds Apartments	1,179		6.20%	01/01/38
VHH - Vintage at Vancouver	539		8.12%	12/01/17
VHH - Vista Sonoma Seniors Apts	9,778		6.56%	01/01/32
Total Fixed Rate Debt	$218,384	Wtd Avg	8.56%		Wtd Avg	8.79

Notes to Fixed Rate Debt Schedule:
(1) An interest rate swap agreement with a notional amount of $5,369 effectively converts the interest rate to a fixed rate of 4.78%.
(2) An interest rate swap agreement with a notional amount of $7,844 effectively converts the interest rate to a fixed rate of 4.76%.
(3) An interest rate swap agreement with a notional amount of $7,500 effectively converts the interest rate to a fixed rate of 5.31%.
(4) An interest rate swap agreement with a notional amount of $920 effectively converts the interest rate to a fixed rate of 6.86%.
(5) An interest rate swap agreement with a notional amount of $14,246 effectively converts the interest rate to a fixed rate of 5.72%.
(6) An interest rate swap agreement with a notional amount of $7,000 effectively converts the interest rate to a fixed rate of 6.00%

(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS DEBT SUMMARY
(Unaudited)

Description	Principal Outstanding December 31, 2013	Interest Rate (1), (2)		Coupon	Maturity Date	Weighted Average Maturity (in years)
Floating rate debt
Sealy - Northwest Atlanta, Atlanta, GA	13,592	LIBOR +	5.35%	5.52%	09/29/15
Marc Realty - 223 West Jackson, Chicago, IL (3)	6,770	LIBOR +	2.25%	4.25%	09/01/17
701 Seventh - 701 Seventh Avenue, New York, NY (4)	237,500	LIBOR +	4.25%	5.25%	10/01/15
701 Seventh - 701 Seventh Avenue, New York, NY (4)	137,500	LIBOR +	11.25%	12.25%	10/01/15
701 Seventh - 701 Seventh Avenue, New York, NY (4)	1,560	LIBOR +	7.00%	8.00%	10/01/15
VHH - Agave Associates	14,600	SIFMA +	1.28%	1.33%	10/15/36
VHH - Vintage at Bend	5,500	SIFMA +	1.24%	1.29%	12/15/36
VHH - Vintage at Bremerton	6,200	SIFMA +	1.55%	1.60%	03/15/33
VHH - Vintage at Burien	6,680	SIFMA +	1.50%	1.55%	01/15/38
VHH - Vintage at Everett	16,180	SIFMA +	1.50%	1.55%	01/15/38
VHH - Forest Creek Apartments	13,680	SIFMA +	1.68%	1.73%	06/15/40
VHH - Hamilton Place Seniors	3,590	SIFMA +	1.67%	1.72%	07/01/33
VHH - Holly Village Apartments	6,870	SIFMA +	1.58%	1.63%	07/31/32
VHH - Larkin Place Apartments	4,825	SIFMA +	1.51%	1.56%	07/01/33
VHH - Vintage at Richland	7,535	SIFMA +	1.83%	1.88%	01/15/38
VHH - Rosecreek Senior Living	3,267	SIFMA +	0.51%	0.56%	12/31/37
VHH - Vintage at Sequim	6,234	SIFMA +	2.35%	2.40%	03/01/38
VHH - Silver Creek Apartments	12,775	SIFMA +	1.75%	1.80%	12/15/37
VHH - Vintage at Spokane	16,295	SIFMA +	1.46%	1.51%	08/15/40
VHH - Seven Hills/ St Rose	14,770	SIFMA +	1.47%	1.52%	10/15/35
VHH - The Bluffs Apartments	18,300	SIFMA +	1.57%	1.62%	09/15/34
VHH - Twin Ponds Apartments	5,515	SIFMA +	1.53%	1.58%	01/01/38
VHH - Vintage at Vancouver	7,725	SIFMA +	2.16%	2.21%	03/01/36
Total Floating Rate Debt	567,463		Wtd Avg	5.86%	Wtd Avg	8.17
Total Joint Venture Debt	$785,847		Wtd Avg	6.61%	Wtd Avg	8.34

Notes to Floating Rate Debt Schedule:
(1) LIBOR rate used to determine coupon on floating rate debt at December 31, 2013 was .1677%
(2) SIFMA = Securities Industry and Financial Markets Association Municipal Swap Index. SIFMA rate used to determine coupon on floating rate debt at November 30, 2013 on the Vintage debt was 0.05%. Each of the Vintage floating rate debt instruments is subject to an interest rate cap ranging from 5.50% and 8.25%.

(3) Interest rate floor of 4.25%.
(4) Interest rate floor of 1%

WINTHROP REALTY TRUST
LEASE EXPIRATION SUMMARY
 (In thousands)

Year of Lease Expirations	Net Rentable Square Feet Subject to Expiring Leases	Percentage of Leased Square Footage Represented by Expiring Leases (%)	Annual Contractual Rent Under Expiring Leases ($)	Annual Rent Per Leased Square Foot of Expiring Leases ($)

Consolidated Multi Tenant Operating Properties:
2014	102,000	8%	$1,635,000	$16.03
2015	130,000	11%	2,453,000	18.87
2016	67,000	6%	1,272,000	18.99
2017	94,000	8%	1,664,000	17.70
2018	130,000	11%	2,596,000	19.97
2019	211,000	18%	4,904,000	23.24
2020	7,000	1%	146,000	20.86
2021	87,000	7%	4,554,000	52.34
2022	182,000	15%	4,319,000	23.73
2023	38,000	3%	996,000	26.21
Thereafter	147,000	12%	2,426,000	16.50

Consolidated Single Tenant Operating Properties:
2014	54,000	3%	$840,000	$15.56
2015	608,000	29%	1,045,000	1.72
2016	88,000	4%	382,000	4.34
2017	303,000	14%	3,822,000	12.61
2018	54,000	3%	945,000	17.50
2019	-	0%	-	-
2020	120,000	6%	1,447,000	12.06
2021	-	0%	-	-
2022	-	0%	-	-
2023	200,000	9%	1,980,000	9.90
Thereafter	666,000	32%	8,684,000	13.04

Annual contractual rent under expiring leases represents base rent charges for the period and does not reflect any straight-line rent adjustments or expense reimbursements.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2013	2013	2013	2013	2012

NOI from consolidated properties (1)(4)	$9,459	$7,754	$8,717	$8,573	$6,780
Less:
Interest expense	(5,886)	(5,216)	(6,492)	(5,818)	(5,746)
Depreciation and amortization	(6,391)	(4,706)	(4,704)	(4,642)	(4,158)
(Income) loss attributable to non-controlling interest	1,871	995	629	795	(188)
WRT share of income (loss) from consolidated properties (2)(4)	(947)	(1,173)	(1,850)	(1,092)	(3,312)

Equity in income (loss) of equity investments (3)	(3,609)	13,855	4,526	7,869	791

Add:
Interest, dividends and discount accretion	4,910	3,917	4,308	5,320	6,106
Gain (loss) on sale of loan securities carried at fair value	-	-	-	-	-
Earnings from preferred equity investments	37	189	185	202	-
Unrealized gain (loss) on loan securities carried at fair value	-		215	-	-
Unrealized gain (loss) on securities carried at fair value	-	-	(1,860)	1,718	(338)
Realized gain (loss) on securities carried at fair value	875	(31)		(102)	-
Realized gain (loss) on loan securities carried at fair value					614
Interest and other income	89	101	115	70	267
(Loss) Income from discontinued operations	(147)	(1,505)	6,425	2,894	(840)

Less:
Income attributable to Series D preferred shares	(2,786)	(2,787)	(2,786)	(2,787)	(2,787)
Amount allocated to restricted shares	(90)	(106)	(98)	(16)	-
General and administrative	(1,316)	(1,109)	(1,094)	(844)	(1,098)
Related party fees	(2,423)	(2,309)	(2,291)	(2,266)	(2,312)
Transaction costs	(1,727)	(106)	(46)	(6)	(86)
State and local tax expense	(203)	(85)	(125)	(17)	(21)
Loss on extinguishment of debt	-	-	-	-	(121)
Provision for loss on loan receivables	(348)	-	-	-
Impairment loss on investment in real estate	-	-	-	-	(1,738)
Settlement expense	(261)	(16)	(134)	-	-
Net income attributable to Common Shares	$(7,946)	$8,835	$5,490	$10,943	$(4,875)

(1) See additional NOI detail on Page 23 of the supplemental package.
(2) See detail for the Twelve months ended December 31, 2013 on Page 31 of the supplemental package.
(3) See detail for the Twelve months ended December 31, 2013 on Page 32 of the supplemental package.
(4) See definitions for non-GAAP measures on page 38 of the supplemental package.

WINTHROP REALTY TRUST SUPPLEMENTAL DEFINITIONS

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

B-Note - A structured junior participation that is part of a first mortgage loan.

Funds From Operations - We have adopted the revised definition of Funds from Operations (“FFO”), adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  Management considers FFO to be an appropriate measure of performance of a REIT.  We calculate FFO by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and adjustment for unconsolidated partnerships and ventures.  Management believes that in order to facilitate a clear understanding of our historical operating results, FFO should be considered in conjunction with net income as presented in the consolidated financial statements included elsewhere herein.  Management considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies.

Our calculation of FFO may not be directly comparable to FFO reported by other REITs or similar real estate companies that have not adopted the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.  FFO is not a GAAP financial measure and should not be considered as an alternative to net income (loss), the most directly comparable financial measure of our performance calculated and presented in accordance with GAAP, as an indication of our performance.  FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions.  We believe that to further understand our performance; FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Internal Rate of Return (IRR) – The internal rate of return is the annualized effected compound return rate of an investment.  Specifically, it is the discount rate that equates the cost of an investment with the present value of the cash generated by that investment.

LIBOR – London Inter Bank Offer Rate

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

WINTHROP REALTY TRUST SUPPLEMENTAL DEFINITIONS

Rake Bond – A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”).  Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

SIFMA - Securities Industry and Financial Markets Association Municipal Swap Index

Whole Loan – An investment in an original mortgage loan instead of a loan comprised of one or more lenders.

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS
Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor
Carolyn Tiffany, Investor Relations Winthrop Realty Trust P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE
Analyst	Firm	Contact Information
Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com
Jordan Sadler	KeyBanc	(917) 368-2280 jsadler@keybanccm.com
Craig Mailman	KeyBanc	(917) 368-2316 cmailman@keybanccm.com
Mitch Germain	JMP Securities	(212) 906-3546 mgermain@jmpsecurities.com
Ryan Meliker	MLV & Co.	(646) 556-9184 rmeliker@mlvco.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions, forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.